Other investment	12 Months Ended
Mar. 31, 2016
Other investment
Other investment

10Other investment

	March 31,
	2015	2016	2016
	RMB	RMB	US$

Unlisted equity securities, at cost	189,129	189,129	29,331

As of March 31, 2015 and 2016, the Group owned 24% equity interest of Shandong Province Qilu Stem Cells Engineering Co., Ltd. (“Qilu Stem Cells”), which operates a cord blood bank in the Shandong province, the PRC. Since the Group does not have any representation in the board of directors and does not have significant influence over the financial and operating decisions of Qilu Stem Cells, the investment is stated at cost as the equity interests do not have a readily determinable fair value.

Dividends declared and paid by Qilu Stem Cells during the years ended March 31, 2014, 2015 and 2016 of RMB7,497, nil and RMB31,800 (US$4,932) were recognized in dividend income in the consolidated statements of comprehensive income.